GOODWILL	12 Months Ended
Feb. 29, 2020
GOODWILL
GOODWILL

9.           GOODWILL

Changes in the carrying amount of goodwill for the years ended February 28, 2019 and February 29, 2020 consisted of the following:

	As of	As of
	February 28,	February 29,
	2019	2020

Beginning balance	$292,906	$415,752
Addition (Note 3)	129,774	3,999
Accumulated impairment loss	(1,524)	(30,522)
Exchange difference	(6,928)	(10,316)

Goodwill, net	$414,228	$378,913

In the annual goodwill impairment assessment for the year ended February 29, 2020, the Group concluded that the carrying amount of a reporting unit exceeded its fair value and recognized an impairment loss of US$28,998.

The Group recorded impairment losses of nil, nil and US$28,998 for the years ended February 28, 2018, 2019 and February 29, 2020, respectively.

The fair value of the reporting units was determined by the Group with the assistance of independent valuation appraisers using the income-based valuation methodology.